

IMPACT OF RISING GAS PRICES

- 2008 spike caused initial decline in truck sales
- Trend reversed within 90 days as consumers adjusted


Truck % of Total
Gas Price per Gallon
Truck % of New and Used Sales
Gas Price per Gallon
80%
70%
60%
50%
40%
30%
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08

Note: Truck % of total is based on monthly retail new an d used unit sales. Gas prices are average monthly price per gallon from US Energy Information Administration

CONSUMERS ADAPT TO INCREASES IN FUEL COST